UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Contract Manufacturing Agreement

On May 2, 2024, Lifecore Biomedical, LLC, a subsidiary of Lifecore Biomedical, Inc. (the “Company”), entered into Amendment No. 1 (the “ARCMA Amendment”) to Amended and Restated Contract Manufacturing Agreement with Alcon Research, LLC (the “ARCMA”), under which Alcon made a prepayment in the amount of $5,500,000 toward future purchases of products under the ARCMA. Alcon is entitled to apply that prepayment against invoices issued by the Company under the ARCMA during calendar 2026.

The foregoing description of the ARCMA Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the text of the ARCMA Amendment, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.08 Shareholder Director Nominations.

On May 7, 2024, the Board of Directors of the Company has established August 15, 2024 as the date of the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting date, the record date for the Annual Meeting and detailed information regarding the proposals to be presented at the Annual Meeting will be set forth in the Company’s Definitive Proxy Statement on Schedule 14A to be filed with the Securities and Exchange Commission (“SEC”). Since the Annual Meeting will take place more than 30 days following the anniversary of the Company’s 2022 annual stockholder meeting (the “2022 Annual Meeting”), the due dates for the submission of any qualified shareholder proposal or qualified shareholder nominations under applicable SEC rules and our Amended and Restated Bylaws (the “Bylaws”) listed in our Definitive Proxy Statement on Schedule 14A for the 2022 Annual Meeting, filed with the SEC on September 19, 2022, are no longer applicable. Such nominations or proposals, including pursuant to Rule 14a-8 or Rule 14a-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise, are now due to be received by the Company no later than May 18, 2024 and must comply with all of the applicable requirements set forth in the rules and regulations under the Exchange Act, the Bylaws and the applicable laws of the State of Delaware. Notices should be sent to the Company’s Secretary at the following address: Lifecore Biomedical, Inc., Attn: Secretary, 3515 Lyman Blvd., Chaska, MN 55318.

In addition to complying with this deadline, stockholder nominations or proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with the Bylaws, all applicable rules and regulations promulgated by the SEC under the Exchange Act, including the additional requirements of Rule 14a-19(b) under the Exchange Act, and the applicable laws of the state of Delaware.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
10.1+	Amendment No. 1 to Amended and Restated Contract Manufacturing Agreement, by and between Alcon Research, LLC and Lifecore Biomedical, LLC.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

+ Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2024

LIFECORE BIOMEDICAL, INC.

By:	/s/ John D. Morberg
John D. Morberg
Executive Vice President and Chief Financial Officer